Exhibit 99.1

1 Investor Presentation February 18th, 2009 [NYSE: FBP]

2 Business Overview & Highlights Asset Quality Financial Performance & Capital Treasury & Liquidity Stock Performance Future Focus Disclaimer Agenda

3 Business Overview & Highlights

4 Founded in 1948 Headquartered in San Juan, PR A unique, well diversified operation with over 560,000 retail and commercial customers 2nd largest financial holding company in Puerto Rico with total assets of $19.5 billion as of December 31st, 2008 Leading Bank in the Eastern Caribbean Region* Limited presence in Florida Market 194 branches, stand-alone offices and in-branch service centers Close to 3,000 full time employees *USVI & BVI Assets ($ in billions) Acquisition of Royal Bank of PR and 4 Citibank branches Private placement of $94.8 mm of common equity to BNS Acquisition of First Virgin Islands Federal Savings Bank in USVI Acquisition of JP Morgan Chase operations in USVI Acquisition of a $218 million auto loan portfolio from Chrysler Financial Services Caribbean (July 2008) Acquisition of FirstBank Florida ($546 mm in assets) Reduced loan exposure to other FI by $2.7 billion Acquisition of Virgin Islands Community Bank in USVI ($60 mm in assets) Celebrating 60 years of growth and accomplishments

5 Celebrating 60 years of growth and accomplishments It is with great pride that First BanCorp celebrates its 60th Anniversary. The Corporation is most grateful and thankful for the dedication of its employees and the loyalty of its customers over these past years. First Bancorp now has assets surpassing $19 billion, serving over half a million retail, commercial & corporate customers in Puerto Rico, Florida, and the United States and British Virgin Islands.

6 A well diversified operation with multiple businesses across several markets *Provided through alliance with UBS. Puerto Rico 194 branches, stand-alone offices and in- branch service centers

7 Outperformed the industry and increased or sustained share in our primary market 1. Source: FDIC; FirstBank has 48 full-service bank branches; 2. Net of Brokered Certificates of deposit; 3. Includes Commercial, Agricultural and Industrial Loans; 4. Through alliance with Bank of America fee based agreement with no credit exposure; 5. Unsecured Small Loans Notes: Substantial increase in credit cards is mostly due to recently acquired portfolio by Bank of America. Increase in Auto Loans & Leases is mostly due to Chrysler Auto Loan Portfolio acquired by FirstBank. Data as of September 30, 2008

8 A well diversified operation with multiple businesses across several markets Assets by Line of Business As of December 31st, 2008 Limited exposure to US residential mortgage market with only 3.3% of total loan portfolio Assets by Geography Consumer & Residential 28%, $451 Construction & Land 20%, $320 Commercial 32%, $516 Other Assets 8%, $135 Condo Conversions 12%, $197 Total Assets - $19,491 million

9 Successfully deploying our One Stop Shop strategy Leveraging the reduced competitive environment Growing core deposits in all segments 2008 vs. 2007 Total Deposits (net of brokered CDs) - $4,628 million +13% +62% +14% ($ in millions) +28% Successful core deposit growth

10 Corporation is actively managing loan production opportunities * Includes the purchase of $218 million auto loan portfolio from Chrysler Financial Services Caribbean Total Loan Production - $4,240 million Targeted loan production ($ in millions) *

11 Franchise consistently demonstrates ability to grow in selected segments *Loans to local Financial Institutions; **Includes Finance Leases Total Loan Portfolio - $13,088 million Consistent loan growth in selected segments 2008 vs. 2007 -9% +10% +16% +3% ($ in millions)

12 (1) United States loan portfolio includes approximately $197.4 million of condo-conversion loans. Florida construction portfolio continues to reduce Loan portfolio by geography and category ($000)

13 Wholesale Banking Retail Banking Consumer Lending Mortgage Lending Insurance Solidify leadership while capitalizing on market opportunities with strong emphasis on asset quality Grow core deposits Offer additional fee based services Increase penetration in middle market Improve loan pricing Management Focus Maximize One Stop Shop strategy with focus on Customer Satisfaction Sustain share and improve profitability through tighter credit standards, processes and market opportunities Increase share with focus on credit quality government sponsored conforming paper given weakened competition Continue to grow product line providing sources of non-interest revenue Strategy Continue Cross-sell to growing customer base (OSS) Continue to grow core deposits Enhance alternative delivery channels Rationalize branch network opportunities Improve loan pricing Focus on asset quality Increase fee income Increase loan spreads within a more rational market Increase penetration in commercial customer base Enhancing shareholder value through strategic opportunities

14 Asset Quality

15 Proactively managing asset quality during a deteriorating economic cycle Non-Performing Assets ($ in millions) Continue to reinforce workout & loss mitigation programs to manage increases in construction, commercial and residential loans Historically, the Corporation has experienced a low rate of losses in its residential real estate portfolio More than 90% of residential loan portfolio consists of fixed rate, fully amortizing, full documentation loans that have a lower risk than the typical subprime loan affecting the US market Delinquency levels in line with prior Quarter, other than loans pending renewal as to Principal due Net Charge-offs to Average Loans

16 Allowance to Loan & Lease Losses Ratios The allowance to total loans showing an increasing trend as the Corporation reviews reserve policies and as economic environmental factors change Proactively managing asset quality

17 Net charge-offs have remained relatively stable, since early 2007, within these recessionary conditions Net charge-offs annualized to average loans outstanding (during the period)

18 Non-performing assets by geography (in thousands) Puerto Rico Virgin Islands United States

19 Financial Performance & Capital

20 Improved profitability while strengthening provision *Private placement to BNS % Change (in thousands)

21 Improving key financial metrics Net Interest Margin* Return on Average Assets Return on Average Total Common Equity Dividend Payout Ratio Efficiency Ratio *On a Tax Equivalent Basis

22 Managing a strong capital position * Not applicable to First Bancorp Approximately $385 million in excess of regulatory total capital well capitalized requirement.

23 Managing a strong capital position On an estimated pro-forma basis, approximately $775 million and $1.1 billion of total capital and Tier I capital, respectively, in excess of the total capital and Tier I capital well capitalized requirements. * Not applicable to First Bancorp

24 Treasury & Liquidity

25 High grade investment portfolio Highly liquid securities portfolio 95% of portfolio AAA-rated No exposure to sub-prime mortgage and CDOs Proactively managing portfolio prepayment risk Easily pledgeable for financing Total Investment Portfolio - $5,709 million As of December 31, 2008 By Rating Distribution 25 ($ in millions)

26 Strong sources of borrowings * For the year 2008 Average Cost of Funds on Interest-bearing Liabilities: 3.76%*

27 Liquidity * Information for FirstBank Puerto Rico including FirstBank Overseas Corp as of December 31,2008 (excludes liquidity of FirstBank Florida) 1. Surplus: (liquid assets - short-term liabilities) + secured line of credit; 2. Subject to 6% haircut; 3. Subject to 25% haircut; 4. Subject to 50% haircut under FRB BIC Program Basic Liquidity Surplus* Non-Deposit Sources of Liquidity Internal minimum required raised in 2006 to 5% of assets; from 3% limit Investment portfolio is composed of highly liquid investment grade securities FRB BIC Program will provide a secure contingent line of credit FHLB NY line continues to increase in line with mortgage originations Additionally, $220 million unsecured lines of credit are available ($000)

28 Stock Performance

29 Stock performance 1YR % Change for 2008 * Full service commercial banks in PR Source: Bloomberg

30 Stock performance YTD % Change as of 2/17/2009 * Full service commercial banks in PR Source: Bloomberg

31 Stock performance Source: Bloomberg, Quarterly information provided by FBP Market Price to Book Value Ratio

32 Future Focus

33 Enhancing shareholder value through strategic growth Asset quality improvement Managing revenue and expenses through formal business performance improvement project Internal target of $35 MM in additional benefits for 2009-2010 Capital optimization including proactive evaluation of acquisition opportunities in main market Continue to gain market share in both deposits and loans Protect net interest rate spread given historic low level of interest rates by diversifying current funding sources Key Strategic Priorities

34 Disclaimer

35 This presentation may contain "forward-looking statements" concerning the Corporation's future economic performance. The words or phrases "expect," "anticipate," "look forward," "should," "believes" and similar expressions are meant to identify "forward-looking statements" within the meaning of Section 27A of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbor created by such section. The Corporation wishes to caution readers not to place undue reliance on any such "forward-looking statements," which speak only as of the date made, and to advise readers that various factors, including, but not limited to, the risks arising from credit and other risks of the Corporation's lending and investment activities, including the condo conversion loans from its Miami Corporate Banking operations and the construction and commercial loan portfolio in Puerto Rico, which may affect, among other things, the level of non-performing assets, charge-offs and provision expense; an adverse change in the Corporation's ability to attract new clients and retain existing ones; changes in general economic conditions in the United States and Puerto Rico, including the interest rate scenario, market liquidity, rates and prices, and the disruptions in the U.S. capital markets which may reduce interest margins, impact funding sources and affect demand for the Corporation's products and services and the value of the Corporation's assets, including the value of the interest rate swaps that economically hedge the interest rate risk mainly relating to brokered certificates of deposit and medium-term notes as well as other derivative instruments used for protection from interest rate fluctuations; uncertainty about the effectiveness and impact of the U.S. government's rescue plan, including the bailout of U.S. housing government-sponsored agencies, on the financial markets in general and on the Corporation's business, financial condition and results of operations; risks of not being able to recover all assets pledged to Lehman Brothers Special Financing, Inc.; changes in the Corporation's expenses associated with acquisitions and dispositions; risks associated with the soundness of other financial institutions; developments in technology; the impact of Doral Financial Corporation's and R&G Financial Corporation's financial condition on the repayment of their outstanding secured loans to the Corporation; the Corporation's ability to issue brokered certificates of deposit and fund operations; risks associated with downgrades in the credit ratings of the Corporation's securities; general competitive factors and industry consolidation; and risks associated with regulatory and legislative changes for financial services companies in Puerto Rico, the United States, and the U.S. and British Virgin Islands, could affect the Corporation's financial performance and could cause the Corporation's actual results for future periods to differ materially from those anticipated or projected. The Corporation does not undertake, and specifically disclaims any obligation, to update any "forward-looking statements" to reflect occurrences or unanticipated events or circumstances after the date of such statements. Disclaimer

36 Contact Information First BanCorp [NYSE: FBP] Alan Cohen Senior Vice President, Marketing and Public Relations Office (787) 729-8256 alan.cohen@firstbankpr.com